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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                -------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       May 28, 1998
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                           PARK-OHIO HOLDINGS CORP.
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            (Exact name of registrant as specified in its charter)


           Ohio                    0-3134                    34-1867219
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(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)           File Number)             Identification No.)


     23000 Euclid Avenue
     Cleveland, Ohio                                            44117
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code      (216) 692-7200
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ITEM 5.     OTHER EVENTS
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         At the 1998 Annual Meeting of Shareholders of Park-Ohio Industries,
Inc., an Ohio corporation ("Park-Ohio"), held on May 28, 1998, the shareholders of Park-Ohio approved an Agreement of Merger ("Merger Agreement") dated February 20, 1998 by an among Park-Ohio, Park-Ohio Holdings Corp., an Ohio corporation formerly known as PKOH Holding Corp. ("Holdings"), and PKOH Merger Corp., an Ohio corporation ("Merger Corp."), providing for a reorganization of Park-Ohio into a holding company form of ownership with Holdings as its sole parent. On June 10, 1998, Holdings amended and restated its articles of incorporation to, among other things, change its corporate name from "PKOH Holding Corp." to "Park-Ohio Holdings Corp." and increase its authorized shares from 100 shares of common stock, $1.00 par value per share, to 40,000,000 shares of common stock and 632,470 shares of preferred stock, all $1.00 par value per share.

         Effective as of the close of business on June 15, 1998, Merger Corp. was merged with and into Park-Ohio (the "Merger") upon the terms and conditions of the Merger Agreement. At the effective time of the Merger, (i) all of the shares of Park-Ohio's common stock issued and outstanding immediately prior to the Merger were converted into an equal number of shares of Holding's common stock (on a share-for-share basis), (ii) all of the shares of Merger Corp.'s common stock issued and outstanding immediately prior to the Merger were converted into 100 shares of Park-Ohio's common stock and (iii) all of the shares of Holdings' common stock issued and outstanding immediately prior to the Merger were canceled.

         Prior to the Merger, there was no public market for Holding's common stock and Park-Ohio's common stock was listed for trading on the Nasdaq National Market under the symbol "PKOH." Upon the opening of the market after the effective time of the Merger: (i) Holdings' common stock will be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will be listed for trading on the Nasdaq National Market under the symbol "PKOH" (except that during the 30-day period immediately following the effective time it will be listed under the symbol "PKOHD"); (ii) Park-Ohio's common stock will be simultaneously delisted from the Nasdaq National Market and will cease to be registered under Section 12(g) of the Exchange Act; and (iii) Holdings will assume Park-Ohio's reporting obligations under the Exchange Act.


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
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              1.  (c)   Exhibits

                        99 Press Release of Park-Ohio Holdings Corp. dated June 15, 1998.



                                  SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 15, 1998          PARK-OHIO HOLDINGS CORP.
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                                    (Registrant)

                               By:   /s/ Ronald J. Cozean
                                     -----------------------
                               Name:  Ronald J. Cozean
                               Title: Secretary and General Counsel



                                EXHIBIT INDEX

Exhibit No.             Exhibit
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99                      Press Release of Park-Ohio Holdings Corp. dated June 15,
                        1998.